                                                                   EXHIBIT 10.29

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$5,080,636.30                                                 JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of five million eighty thousand six hundred thirty-six dollars and thirty cents (US$5,080,636.30) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and seven hundred and eighty-seven thousandths of a percent (8.787%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2005 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                        BORROWER

                                        NB FINANCE, LTD.


                                        By:
                                                 -------------------------------


                                        LENDER

                                        NB CAPITAL CORPORATION


                                        By:
                                                 -------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$9,643,823.39                                                JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of nine million six hundred forty-three thousand eight hundred twenty-three dollars and thirty-nine cents (US$9,643,823.39) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and ninety-six thousandths of a percent (8.096%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2006 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                        BORROWER

                                        NB FINANCE, LTD.


                                        By:
                                                 ------------------------------


                                        LENDER

                                        NB CAPITAL CORPORATION


                                        By:
                                                 ------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$4,425,150.57                                                JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of four million four hundred twenty-five thousand one hundred fifty dollars and fifty-seven cents (US$4,425,150.27) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and seven hundred and twenty-five thousandths of a percent (8.725%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2006 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                         BORROWER

                                         NB FINANCE, LTD.


                                         By:
                                                  ------------------------------


                                         LENDER

                                         NB CAPITAL CORPORATION


                                         By:
                                                  ------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$6,300,323.22                                                 JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of six million three hundred thousand three hundred twenty-three dollars and twenty-two cents (US$6,300,323.22) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) nine percent and three hundred and twenty-two thousandths of a percent (9.322%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2006 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (THE "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                      BORROWER

                                      NB FINANCE, LTD.


                                      By:
                                               ---------------------------------


                                      LENDER

                                      NB CAPITAL CORPORATION


                                      By:
                                               ---------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$7,897,184.70                                                 JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of seven million eight hundred ninety-seven thousand one hundred eighty-four dollars and seventy cents (US$7,897,184.70) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and one hundred and twenty-four thousandths of a percent (8.124%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on January 15, 2007 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                     BORROWER

                                     NB FINANCE, LTD.


                                     By:
                                              ----------------------------------


                                     LENDER

                                     NB CAPITAL CORPORATION


                                     By:
                                              ----------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")




US$8,304,717.22                                                 JANUARY 25, 2002


         FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of eight million three hundred four thousand seven hundred seventeen dollars and twenty-two cents (US$8,304,717.22) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and seven hundred and thirty-five thousandths of a percent (8.735%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on January 15, 2007 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                    BORROWER

                                    NB FINANCE, LTD.


                                    By:
                                        -----------------------------------


                                    LENDER

                                    NB CAPITAL CORPORATION


                                    By:
                                        -----------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$10,348,651.63                                               JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of ten million three hundred forty-eight thousand six hundred fifty-one dollars and sixty-three cents (US$10,348,651.63) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) nine percent and three hundred and sixty-two thousandths of a percent (9.362%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on January 15, 2007 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                 BORROWER

                                 NB FINANCE, LTD.


                                 By:
                                          -------------------------------------


                                 LENDER

                                 NB CAPITAL CORPORATION


                                 By:
                                          -------------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$9,926,963.73                                                JANUARY 29, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of nine million nine hundred twenty-six thousand nine hundred sixty-three dollars and seventy-three cents (US$9,926,963.73) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and one hundred and twenty-seven thousandths of a percent (8.127%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2008 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                 BORROWER

                                 NB FINANCE, LTD.


                                 By:
                                          -------------------------------------


                                 LENDER

                                 NB CAPITAL CORPORATION


                                 By:
                                          -------------------------------------

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$7,178,371.80                                                 JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of seven million one hundred seventy-eight thousand three hundred seventy-one dollars and eighty cents (US$7,178,371.80) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and ninety-seven thousandths of a percent (8.097%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on January 15, 2009 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.

         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.


         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the

Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.

         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                           BORROWER

                           NB FINANCE, LTD.


                           By:   ______________________________



                           LENDER

                           NB CAPITAL CORPORATION


                           By:   ______________________________

                                 PROMISSORY NOTE
                                  (this "NOTE")



US$2,760,257.31                                                 JANUARY 25, 2002


FOR VALUE RECEIVED, NB FINANCE, LTD., a Bermuda corporation, having its registered office in Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "BORROWER"), promises to pay to the order of NB CAPITAL CORPORATION, a Maryland corporation, at its principal place of business at 125 West 55th Street, New York, New York 10019 (hereinafter referred to as "LENDER"), or at such other place as the holder thereof may from time to time designate in writing, the principal sum of two million seven hundred sixty thousand two hundred fifty-seven dollars and thirty-one cents (US$2,760,257.31) (the "ORIGINAL PRINCIPAL AMOUNT") in lawful money of the United States of America with interest on the principal amount outstanding from time to time to be computed from the date hereof until such principal amount is paid in full at an annual rate equal to the lesser of (i) the maximum non-usurious rate permitted by applicable law and (ii) eight percent and ninety-four thousandths of a percent (8.094%) calculated monthly on a semi-annual basis (the "INTEREST RATE"), said Original Principal Amount and interest to be paid as follows:

(i) With respect to each Interest Period, interest payments shall be paid in arrears on the fifteenth (15th) day of each calendar month immediately following such Interest Period; provided, however, that if such day is not a Business Day, interest payments shall be made on the immediately succeeding Business Day (the "INTEREST PAYMENT DATE"). "INTEREST PERIOD" means each calendar month or portion thereof during the term of the Note or, in the case of the initial Interest Period, the date hereof through February 15, 2002. "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Maryland, Bermuda and Quebec.

(ii) The Original Principal Amount shall be due and payable, unless otherwise accelerated or prepaid in accordance with the terms of this Note or the Loan Agreement dated as of the date hereof, between Borrower and Lender (the "LOAN AGREEMENT"), on July 15, 2009 (the "MATURITY DATE") in whole.

         SECTION 1. Incorporation by Reference. All of the terms, covenants and conditions contained in the Mortgage Loan Assignment Agreement and the Loan Agreement with respect to the indebtedness evidenced by this Note are hereby made a part of this Note to the same extent and with the same force as if they were fully set forth herein.

         SECTION 2. Security. The indebtedness evidenced by this Note is secured pursuant to that certain mortgage loan assignment agreement of even date herewith (the "MORTGAGE LOAN ASSIGNMENT AGREEMENT"), assigning the mortgage loans more particularly described therein as well as Borrower's interest in the real property securing such Mortgage Loans (the "MORTGAGE LOANS") as security to Lender, subject to a reassignment upon satisfaction in full of any indebtedness evidenced by this Note.
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         SECTION 3. Prepayment. The Original Principal Amount of this Note is not subject to optional prepayment but is subject to mandatory prepayment prior to the Maturity Date upon the terms and conditions specified in the Loan Agreement.

         SECTION 4. Default and Acceleration. If an Event of Default (as defined in the Loan Agreement), other than an Event of Default described in SECTION 6.1(G) of the Loan Agreement has occurred and is continuing, Lender may at any time, in addition to any other rights or remedies available to it pursuant to this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement, or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in any of the Collateral (as defined in the Loan Agreement), including, without limitation, by notice to Borrower, declare the Debt to be forthwith due and payable, whereupon such Debt shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and may enforce or avail itself of any or all rights or remedies provided in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement against Borrower and/or the Collateral (including selling the Mortgage Loans); and upon an Event of Default described in SECTION 6.1(G) of the Loan Agreement, the Debt shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower. "DEBT" means (a) the outstanding principal balance of this Note, (b) interest, default interest at the Default Rate, late charges and other sums, as provided in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and (d) all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution of the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         SECTION 5. Savings Clause. It is expressly stipulated and agreed to be the intent of Borrower and Lender that this Note complies with the applicable usury and other laws relating to this Note now or hereafter in effect. If any such applicable laws render usurious any amount called for under this Note, or contracted for, charged or received with respect to this Note, or if the acceleration of the maturity of this Note or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is the express intent of the parties that all excess amounts theretofore collected by Lender be refunded to Borrower, and the provisions of this Note immediately be deemed reformed and the amounts thereafter collected under this Note reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note.

         SECTION 6. Late Charges; Mortgage Default Interest Rate.

         (a) Subject to SECTION 5, in the event that any installment of interest or principal shall become overdue for a period in excess of five (5) days, a "late charge" in an amount equal to five percent (5%) of the amount so overdue may be charged to Borrower by Lender for the purpose of defraying the expenses incident to handling such delinquent payments. Subject to SECTION 5, such late charge shall be in addition to, and not in lieu of, any other remedy Lender may have
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and is in addition to Lender's right to collect reasonable fees and charges of any agents or attorneys which Lender may employ in connection with any default.

         (b) If Borrower shall default in any payment of principal or interest, or any other amount owed by Borrower under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower shall pay interest on the unpaid principal amount of this Note, payable in arrears on each Interest Payment Date and on demand, at a rate per annum equal at all times to the lesser of (x) the maximum non-usurious rate permitted by applicable law or (y) three percent (3%) per annum above the applicable Interest Rate until such defaulted amount has been paid by Borrower, together with interest thereon at the Default Rate. Payment or acceptance of the increased rate as provided in this Section is not a permitted alternative for timely payment and shall not constitute a waiver of a Default or an Event of Default or an amendment to this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement and shall not otherwise prejudice or limit any rights or remedies of Lender.

         SECTION 7. No Oral Change. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         SECTION 8. Waivers. Except for any notices expressly provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement. Any failure of Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement shall not be deemed a waiver of any of the terms or provisions of this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of them.

         SECTION 9. Non Recourse. Except as otherwise provided herein and the Loan Agreement and the Mortgage Loan Assignment Agreement, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring an action or proceeding to enable Lender to enforce and realize upon this Note, the
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Loan Agreement and the Mortgage Loan Assignment Agreement, and the interest in the Mortgage Loans and in any Collateral (as defined in the Loan Agreement) given to Lender created by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Mortgage Loans and other Collateral given to Lender. The provisions of this Section shall not however (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, (ii) affect the validity or enforceability of any indemnity made in connection with this Note, the Loan Agreement or the Mortgage Loan Assignment Agreement, or (iii) impair the enforcement of the Mortgage Loan Assignment Agreement.

         SECTION 10. Authority. Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement and that this Note, the Loan Agreement and the Mortgage Loan Assignment Agreement are valid and binding in accordance with their terms.

         SECTION 11. Applicable Law. This Note shall be governed, construed, applied and enforced in accordance with the laws of Bermuda.

         SECTION 12. Counsel Fees. In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

         SECTION 13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to Borrower, at its address c/o Codan Services Limited, Clarendon House, 2 Church Street, Hamilton, HM 11 Bermuda, Attention: Roger Burgess; and if to Lender, at its address at 125 West 55th Street, New York, New York 10019, Attention: Chief Executive Officer; with a copy to National Bank of Canada, as servicer of Lender, at National Bank Tower, 600 de La Gauchetiere West, Montreal, Quebec H3B 4L2 or as to each other party, at such other address as shall be designated by such party in a written notice to Borrower and Lender. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

         SECTION 14. Payment. Borrower shall make each payment, irrespective of any right of counterclaim or set-off, not later than 11:00 a.m. (Eastern Standard time) on each Interest Payment Date in United States dollars to Lender at an account or accounts Lender may designate from time to time in same day funds. All computations of interest and fees shall be made by Lender on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. Each determination by Lender of interest or fees hereunder shall be conclusive and binding for all purposes, absent manifest error.
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         IN WITNESS WHEREOF, Borrower has caused this instrument to be duly executed as of the date in the year first above written.


                                BORROWER

                                NB FINANCE, LTD.


                                By:      _______________________________


                                LENDER

                                NB CAPITAL CORPORATION


                                By:      _______________________________